                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                 ----------------------------------------------

                                    FORM 8-K
                                 Current Report
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 21, 2003

                                CUNO INCORPORATED
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             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

            000-21109                                   06-1159240
            ---------                                   ----------
      (Commission File Number)               (IRS Employer Identification No.)


        400 Research Parkway
         Meriden, Connecticut                              06450
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(Address of principal executive offices)                 (Zip Code)


                                 (203) 237-5541
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)
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                           FORWARD LOOKING INFORMATION

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. Also, we want to provide stockholders and investors with more meaningful and useful information and, therefore, this report may describe our beliefs regarding business conditions and the outlook for the Company, which reflects currently available information. These forward looking statements are subject to risks and uncertainties which, as described in the Company's reports filed with the Securities and Exchange Commission, could cause the Company's actual results or performance to differ materially from those expressed herein. The Company assumes no obligation to update the information contained in this report.

                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable.
      (b)   Not applicable
      (c)   Exhibits

            19    Press release dated May 21, 2003


ITEM 9.   REGULATION FD DISCLOSURE

Attached hereto as Exhibit 19 is the text of CUNO Incorporated announcement regarding the second quarter of fiscal 2003 earnings results which is incorporated herein by reference.
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date  May 21, 2003
      ----------------
CUNO Incorporated

By /s/Mark G. Kachur
   -----------------
Mark G. Kachur
Chairman of the Board of Directors,
President and Chief Executive Officer


By /s/ Frederick C. Flynn, Jr.
   ---------------------------
Frederick C. Flynn, Jr.
Senior Vice President -
Finance and Administration,
Chief Financial Officer,
Controller and Assistant Secretary
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                                CUNO INCORPORATED

                                  EXHIBIT INDEX

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
Exhibit Number          Description
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
19                      Press Release dated May 21, 2003
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